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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         OCTOBER 1, 2004
                                                --------------------------------

                         RTI INTERNATIONAL METALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)

       001-14437                                         52-2115953
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(Commission File Number)                       (IRS Employer Identification No.)


1000 WARREN AVENUE, NILES, OHIO                             44446
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (330) 544-7700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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PRELIMINARY STATEMENT

                  On October 4, 2004 the registrant filed a Form 8-K to announce the closing of its acquisition of 100% of the issued and outstanding shares of Claro Precision, Inc. The acquisition was originally reported as an Item 2.01 "Completion of Acquisition or Disposition of Assets." Subsequently the registrant has determined that the acquisition does not meet the requirements of an acquisition of a "significant subsidiary" as defined in Regulation SX Rule 3-05 and Item 17 of Form 20-F. Thus, the registrant is amending this Form 8-K to delete Item 2.01 and to report that historical and pro forma financial information of the business acquired will not be filed. The complete text of the current report, as amended, is set forth below.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES

                  On October 1, 2004, RTI International Metals, Inc., an Ohio corporation ("RTI"), and its wholly-owned subsidiary RTI-Claro, Inc., a Quebec corporation (the "Company") consummated the previously announced acquisition of 100% of the issued and outstanding shares of Claro Precision, Inc., a Quebec corporation in the Province of Quebec, Canada, for CAN$37,533,353, consisting of CAN$30,026,682 in cash and 358,908 shares of RTI common stock. Claro, which is in the business of manufacturing, assembling, finishing and distributing precision machined components for the aerospace industry, is now a wholly-owned subsidiary of the Company.

                  On October 1, 2004, RTI issued to each of Daniel Molina and Jean-Louis Mourain 197,454 shares of RTI common stock. The shares of RTI common stock sold to Messrs. Molina and Mourain were issued in connection with the acquisition by the Company, a wholly-owned subsidiary of RTI, of 100% of the issued and outstanding shares of Claro. The shares of RTI common stock issued to Messrs Molina and Mourain were a portion of the consideration issued in connection with the acquisition.

                  The shares of RTI common stock issued to Messrs. Molina and Mourain are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S. Both Molina and Mourain are accredited investors.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         2.1 Stock Purchase Agreement by and among RTI-Claro, Inc., RTI International Metals, Inc., Jean-Louis Mourain and Daniel Molina, dated as of September 28, 2004 (filed on Form 8-K with the Commission on October 4, 2004).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RTI International Metals, Inc.

Date: November 23, 2004                     By:  /s/ Lawrence W. Jacobs
                                               ---------------------------------
                                                 Lawrence W. Jacobs
                                                 Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Number              Description                              Method of Filing
------              -----------                              ----------------
2.1        Stock Purchase Agreement by and among           Incorporated by reference
           RTI-Claro, Inc., RTI International Metals,      to Exhibit 2.1 to the Form 8-K
           Inc., Jean-Louis Mourain and Daniel Molina,     filed with the Commission on
           dated as of September 28, 2004                  October 4, 2004